UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2004


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


         California                     000-31149         95-4040623
-------------------------------         ---------        ------------
(State or other jurisdiction of        (Commission      (IRS Employer
incorporation or organization)        File Number)   Identification No.)

        6053 West Century Boulevard, 11th Floor
            Los Angeles, California                           90045-6438
            -------------------------------                   ----------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (310) 342-5000

                                 Not Applicable
               --------------------------------------------------
          (Former name or former address, if changed since last report






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Item 7.  Financial Statements and Exhibits


(c)  Exhibits

Exhibit                            Description
-------                            -----------

      99.1                 Press Release dated June 30, 2004 entitled:
                           "California Pizza Kitchen Reports Second Quarter Eighteen Month Comparable Store Sales Increase of 7.3%; Raises Guidance for Second Quarter to $0.24
                           - $0.26 and Management to Present at the CIBC World Markets Consumer Conference on July 14, 2004".


Item 12.  Results of Operation and Financial Condition

On June 30, 2004, California Pizza Kitchen, Inc. (the "Company") issued a press release describing selected financial results of the Company for the quarter ended June 27, 2004. The Company increased earnings per share guidance for the second quarter of 2004 to $0.24 - $0.26 per diluted share.

The Company also announced, it plans to present at the CIBC World Markets Consumer Conference on July 14, 2004 and will release its second quarter earnings on July 22, 2004.

A copy of the Company's earnings release is attached hereto as Exhibit 99.1.

The information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 30, 2004                        California Pizza Kitchen, Inc.
                                     a California corporation

                                     By:      /s/ Richard L. Rosenfield
                                              -------------------------
                                              Co-Chief Executive Officer

                                     By:      /s/ Larry S. Flax
                                              --------------------------
                                              Co-Chief Executive Officer




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EXHIBIT INDEX

Exhibit                                 Description
--------                                -----------

      99.1                 Press Release dated June 30, 2004 entitled:
                           "California Pizza Kitchen Reports Second Quarter Eighteen Month Comparable Store Sales Increase of 7.3%; Raises Guidance for Second Quarter to $0.24
                           - $0.26 and Management to Present at the CIBC World Markets Consumer Conference on July 14, 2004".